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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 28, 1997


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                            WINTHROP RESOURCES CORPORATION
                (Exact name of Registrant as specified in its charter)

          MINNESOTA                  0-20123           41-1415469
(State or other jurisdiction       (Commission        (IRS Employer
      of incorporation)           File Number)    Identification No.)

1015 OPUS CENTER, 9900 BREN ROAD EAST
MINNETONKA, MINNESOTA   55343
(Address of principal executive offices)

          Registrant's telephone number, including area code: (612) 936-0226

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Item 5.  Other Events.

On February 28, 1997, Winthrop Resources Corporation (the "Company" or "Winthrop") and TCF Financial Corporation ("TCF") announced the signing of a definitive agreement to merge in a tax-free stock-for-stock exchange (the "Merger"). In connection with the Merger, each outstanding share of the Company's common stock will be converted into 0.7766 shares of TCF common stock. The Merger is subject to approval by both companies' shareholders, required regulatory filings and approvals, and treatment of the transaction as a pooling of interests for accounting purposes. TCF has the right to terminate the transaction if its average closing price is more than $51.70 per share.
Winthrop has the right to terminate the transaction if the average closing price of TCF common stock is less than $42.30 per share. The period for the average closing stock price of TCF common stock is the 30 trading days ending three business days prior to the later of the last shareholders' meeting to vote on the merger or the date of the last regulatory approval. In connection with the Merger, certain shareholders of Winthrop have entered into Stockholder Agreements with TCF pursuant to which such shareholders have agreed, subject to certain exceptions, to vote all of their shares in favor of the Merger. Attached hereto and incorporated herein by reference are the Company's press release relating to this event dated February 28, 1997, the Agreement and Plan of Reorganization by and between Winthrop and TCF dated February 28, 1997 and the Stockholder Agreements between TCF and certain shareholders dated February 28, 1997.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         2.1       Agreement and Plan of Reorganization dated
                   February 28, 1997.

         10.1 Stockholder Agreement between TCF and John L. Morgan dated February 28, 1997.

         10.2 Stockholder Agreement between TCF and Kirk A. MacKenzie dated February 28, 1997.

         10.3 Stockholder Agreement between TCF and Jack A. Norqual dated February 28, 1997.

         99.1      Press Release dated February 28, 1997.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


              WINTHROP RESOURCES CORPORATION



Date: March 7, 1997                        /s/ Kirk A. MacKenzie
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                                       Kirk A. MacKenzie
                                       Executive Vice President, Treasurer,
                                       and Chief Financial Officer (Principal
                                       Financial and Accounting Officer) and
                                       Director


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